Exhibit 99.1

Bollinger Innovations Announces Move to OTC Markets
Effective Monday, Oct. 13, 2025

Bollinger’s common stock will be traded on the OTC Markets to align with Company’s operating strategy and to provide critical investor access and trading

The move follows Bollinger’s withdrawal from the Nasdaq hearings process

The Company will continue to trade under stock ticker symbol, BINI, on the OTC Markets

The Company will continue to evaluate the various market tiers available within OTC Markets, as well as trading on an international exchange

BREA, Calif., Oct. 9, 2025 -- via IBN – Bollinger Innovations, Inc. (NASDAQ: BINI) (“Bollinger Innovations” or the “Company”), an electric vehicle manufacturer, today announces that its common stock will commence trading on the OTCID market, which is part of the broader OTC Markets (the “OTC Markets”), effective, Monday, Oct. 13, 2025. The Company will continue to trade under stock ticker symbol, BINI. The OTCID market is designed to enhance investor confidence by requiring higher levels of corporate disclosure while offering stronger tools for information sharing and engagement.

Moving to the OTC Markets allows the Company to continue maximizing the value of its assets versus the regulatory requirements, the time management must dedicate to compliance and reporting, and the costs involved in maintaining a listing on the Nasdaq Stock Market (“Nasdaq”). The OTC Markets give investors access to many companies that may be less known and undervalued. The OTC Markets are also a far more flexible and cost-effective platform for public companies offering a range of reporting standards with less stringent requirements than the other major U.S. exchanges. The Company believes it will be able to better allocate financial resources that would otherwise be spent on higher exchange fees. This will allow Bollinger Innovations the operational flexibility necessary to execute its overall business strategy expanding its commercial EV market footprint. The Company believes that the transition to the OTC Markets will save expenses and should allow for a continued orderly trading market for its common stock.

The Company will continue to evaluate the various market tiers available within OTC Markets, including the OTCQB, as well as a possible return to a national exchange in the future. Along with Company’s North American (domestic) trading strategy, the Company also plans to apply to list its securities on an international exchange to provide global trading coverage, including the Alternative Investment Market, a sub-market of the London Stock Exchange.

As previously reported in the Company’s Current Reports on Form 8-K filed with the SEC on Feb. 28, 2025, and Aug. 29, 2025, the Staff of Nasdaq informed the Company that it was not in compliance, and had not regained compliance, with Nasdaq Listing Rule 5550(b)(2), which requires a market value of listed securities of at least $35 million. Although the Company timely requested a hearing, the Company informed Nasdaq of its intention to withdraw from the Nasdaq hearings process and transition the listing of its common stock from Nasdaq to the OTC Markets. The Company expects that its common stock will be suspended from trading on Nasdaq effective at the opening of trading on Monday, Oct. 13, 2025, and will have its common stock commence trading on the OTCID of the OTC Markets immediately thereafter. The Company anticipates that Nasdaq will file a SEC Form 25 which will formally delist the Company’s common stock from Nasdaq in the near term. The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended.

“Moving to the OTC Markets is a logical and financially prudent step for Bollinger Innovations,” said David Michery, CEO and chairman of Bollinger Innovations and Bollinger Motors. “It allows us to significantly reduce our administrative burden, directly reinvesting those savings into accelerating our business strategy. We remain fully committed towards our investors as we continue our growth forward.”

The Company’s commercial EV lineup includes the Mullen ONE, a Class 1 urban delivery EV cargo van; the Mullen THREE, a Class 3 urban utility EV cab chassis truck purpose-built to meet the demands of urban last-mile delivery and service; and the Bollinger B4 chassis cab, an all-electric Class 4 commercial truck designed from the ground up with extensive fleet and upfitter input.

All vehicles are available for sale in the U.S. and in full compliance with U.S. Federal Motor Vehicle Safety Standards, the Environmental Protection Agency, and the California Air Resources Board (“CARB”) certifications denoting strict adherence to clean air emissions standards.

About Bollinger Innovations

Bollinger Innovations (NASDAQ: BINI) is a Southern California-based automotive company building the next generation of commercial electric vehicles (“EVs”) with a U.S. based vehicle manufacturing facility located in Tunica, Mississippi. Both the ONE, a Class 1 EV cargo van, and THREE, a Class 3 EV cab chassis truck, are available for sale in the U.S. The Company’s commercial dealer network consists of six dealers, which includes Papé Kenworth, Pritchard EV, National Auto Fleet Group, Ziegler Truck Group, Range Truck Group and Randy Marion Auto Group, providing sales and service coverage in key West Coast, Midwest, Pacific Northwest, and Mid-Atlantic markets.

Bollinger Motors, of Oak Park, Michigan, is an established EV truck company of Bollinger Innovations. Bollinger Motors has passed numerous milestones including its B4, Class 4 electric truck production launch on Sept. 16, 2024, and the development of a world-class dealer network with over 50 locations across the United States for sales and service support.

To learn more about the Company, visit www.BollingerEV.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Bollinger Innovations and are difficult to predict. Examples of such risks and uncertainties include but are not limited to whether the Company will satisfy the listing qualifications of another market of the OTC Markets, including the OTCQB; what impact the move from Nasdaq to the OTC Markets will have on the Company; that there is no guarantee that brokers will continue to make a market in the Company’s common stock or that trading thereof will continue on the OTC Markets or otherwise; expected timing of the change of the listing of the common stock from Nasdaq to the OTC Markets; the potential benefits to be realized by the transfer of its listing to the OTC Markets and whether eliminating the effort and cost required to maintain compliance with Nasdaq’s continued listing standards will better enable it to currently focus on its business strategy; and whether the Company will satisfy the listing criteria and be approved for trading on an international stock exchange or be able return to a U.S. national exchange in the future. Additional examples of such risks and uncertainties include but are not limited to: (i) Bollinger Innovations’ ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Bollinger Innovations’ ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (iii) Bollinger Innovations’ ability to successfully expand in existing markets and enter new markets; (iv) Bollinger Innovations’ ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Bollinger Innovations’ business; (viii) changes in government licensing and regulation that may adversely affect Bollinger Innovations ‘ business; (ix) the risk that changes in consumer behavior could adversely affect Bollinger Innovations’ business; (x) Bollinger Innovations’ ability to protect its intellectual property; and (xi) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Bollinger Innovations with the Securities and Exchange Commission. Bollinger Innovations anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Bollinger Innovations assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Bollinger Innovations’ plans and expectations as of any subsequent date.

Contact:

Bollinger Innovations, Inc.

+1 (714) 613-1900

www.BollingerEV.com

Corporate Communications:

IBN
Austin, Texas
www.InvestorBrandNetwork.com
512-354-7000 Office
Editor@InvestorBrandNetwork.com

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